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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):    July 9, 2003


                           MARKLAND TECHNOLOGIES, INC.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

                                     Florida
                 ----------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


       000-28863                                           84-1331134
------------------------                       ---------------------------------
(Commission File Number)                       (IRS Employer Identification No.)



 #207, 54 Danbury Road, Ridgefield, CT                        06877
----------------------------------------                    ----------
(Address of Principal Executive Offices)                    (Zip Code)



                                 (203) 894-9700
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, If Changed Since Last Report)




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Item 1.           Changes in Control of Registrant
                  --------------------------------

         Syqwest, Inc., a Rhode Island corporation, formerly known as Ocean Data Equipment Corporation ("Syqwest"), entered into an Exchange Agreement with the Registrant dated July 9, 2003 pursuant to which it agreed to receive 45,000,000 shares, valued at $.01 per share, of the Registrant's common stock as the form of payment for $450,000 which Registrant owed to Syqwest in connection with services Syqwest rendered, as described below, to Registrant, which agreement was amended and restated in an Amended and Restated Exchange Agreement dated July 24, 2003 (the "Amended Exchange Agreement"). Pursuant to the Amended Exchange Agreement, the Registrant has the option to repurchase from Syqwest said 45,000,000 shares for $.01 per share. A copy of the Amended Exchange Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K. Management of the Registrant believes issuance of such shares resulted in a change of control such that Eurotech Ltd., the former majority holder of the Registrant's common stock, has become a minority holder.

         The services rendered by Syqwest enabled the Registrant to conduct its border security technology business that it entered in response to the U.S. government's initiatives to increase homeland security.

         The Registrant, upon purchase of government solutions provider ERGO Systems Inc. of Falls Church, Virginia, did not directly employ the human resources necessary to conduct border security activities. As a result, the decision was made by the directors of the Registrant that those necessary human resources, i.e., engineering, field technician, purchasing and program management, would be, in the short term and for the purposes of minimizing corporate fixed cost structures, conducted via exclusive subcontracted services. Syqwest personnel have conducted field service and maintenance as well as engineering design and procurement activities for ERGO Systems for the past eight months for an aggregate cost of approximately $795,000. These services include the successful design and test of the Vehicle Stopping System, which has been covered in numerous national media events. Given that Registrant is conserving its cash for planned future acquisitions it requested that Syqwest take restricted shares in lieu of cash to offset $450,000 in service fees payable. Robert Tarini, a director of the Registrant, is a minority shareholder, Chief Executive Officer, and director of Syqwest.

SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT.

         The following table sets forth certain information with respect to the capital stock beneficially owned by the Registrant's directors, executive officers and each person known to the Registrant who owns in excess of 5% of the outstanding shares of capital stock and the directors and executive officers of the Registrant as a group. The table assumes a total of 292,590,859 shares of the Registrant's common stock outstanding as of the date hereof.

         Each person listed below has personal and sole beneficial ownership of the shares of common stock listed with their name. The address of each of the persons named in the table below, unless otherwise indicated, is c/o Markland Technologies, Inc., #207 - 54 Danbury Road, Ridgefield, Connecticut 06877.


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
                                                             SHARES OF          PERCENT OF
TITLE OF CLASS           NAME AND ADDRESS                 CAPITAL STOCK (1)       CLASS
--------------           ----------------                 -----------------       -----
Common               Eurotech, Ltd                           139,927,344         47.82%
                     10306 Eaton Place, Suite 220
                     Fairfax, VA 22030

Common               SyQwest                                  45,000,000         15.38% (2)
                     88 Royal Little Drive
                     Providence, RI 02904

                     ipPartners                               29,990,917         10.25% (2)
                     P.O. Box 1490
                     Coventry, RI 02816

                     James, LLC                               27,706,611          9.47%
                     PO Box 866
                     George Town Anderson Square Building
                     Shedden Road
                     Cayman Islands

                     ASI                                      17,000,000          5.81%
                     ASI Technology Corporation
                     980 American Pacific Drive, #111
                     Henderson, Nevada 89014

                     Del Kintner                               2,712,801          0.93%

                     Ken Ducey, Jr.                            2,712,801          0.93%

                     Robert Tarini                             2,712,801          0.93% (2)

                     All Directors and Executive Officers
                     as a Group (3 persons)

Series C             James, LLC                                    1,583         29.34% (3)
Cumulative           PO Box 866
Convertible          George Town Anderson Square Building
Preferred            Shedden Road
                     Cayman Islands

                     Market, LLC                                   3,812         70.66% (3)
                     PO Box 866
                     George Town Anderson Square Building
                     Shedden Road
                     Cayman Islands

Series D             Woodward  LLC                                16,000         96.56% (4)
Cumulative           Cayman Islands
Convertible
Preferred
                     James, LLC                                      570          3.44% (4)
                     PO Box 866
                     George Town Anderson Square Building
                     Shedden Road
                     Cayman Islands

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(1) Beneficial ownership is determined in accordance with the rules of the
Securities and Exchange Commission (the "SEC"). In computing the number of shares owned by a person and the percentage ownership of that person, shares of common stock subject to options and warrants held by that person that are currently exercisable or exercisable within 60 days of the date hereof, are deemed outstanding. Such shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of any other person. This table has been prepared based on 292,590,859 shares of Common Stock, 5,395 shares of Series C Preferred Stock and 16,570 shares of Series D Preferred Stock outstanding as of the date hereof.

(2) Robert Tarini, Chairman of the Board of Directors of the Registrant is a director and majority stock holder of ipPartners and a director and minority stockholder of Syqwest.

(3) The Series C Cumulative Convertible Preferred Stock (the "Series C Preferred") is convertible into Common Stock at the option of the holder at the rate of 10% per month from June 9, 2003, at a conversion price ranging from 65% to 80% of the Common Stock's market price at the time of conversion. Assuming an average market price of $0.30 and a conversion rate equal to 80% of the market price and taking into account accrued interest, the Series C Preferred would convert into an aggregate of 22,817,000 shares of Common Stock. Pursuant to the Registrant's Articles of Incorporation, as amended to date, however, the number of shares of Common Stock that may be acquired upon conversion of the Series C Preferred by any holder thereof shall be limited to the extent necessary to ensure that such holder, along with its affiliates, does not beneficially own more than 9.999% of the total number of issued and outstanding shares of Common Stock following the conversion.

(4) This Series D Cumulative Convertible Preferred Stock (the "Series D Preferred") is convertible into Common Stock of Common Stock at the option of the holder at the at a conversion price ranging from 65% to 80% of the Common Stock's market price at the time of conversion. Assuming an average market price of $0.05 and a conversion rate equal to 80% of the market price, the Series D Preferred would convert into an aggregate of 414,250,000 shares of Common Stock. Pursuant to the Registrant's Articles of Incorporation, as amended to date, however, the number of shares of Common Stock that may be acquired upon conversion of the Series D Preferred by any holder thereof shall be limited to the extent necessary to ensure that such holder, along with its affiliates, does not beneficially own more than 9.999% of the total number of issued and outstanding shares of Common Stock following the conversion.


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                                    SIGNATURE
                                    ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              MARKLAND TECHNOLOGIES, INC.
                                                      (Registrant)



                                              By: /s/ Kenneth Ducey
                                                  ----------------------------
                                                  Kenneth Ducey, President


Date:  July 29, 2003


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Exhibit 10.1      Amended and Restated Exchange Agreement dated July 24, 2003 between Markland Technologies, Inc. and Syqwest, Inc.

Exhibit 99.1 Press Release dated July 10, 2003 issued in response to press release of Eurotech Ltd. dated July 8, 2003.